UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2007 (August 23, 2007)

Catuity Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30045	38-3518829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Preston Ave., Suite 302 Charlottesville, VA 22902	(434) 979-0296
(Address of principal executive offices)	(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 23, 2007, Catuity Inc. issued a press release announcing that the trading of the Company’s common stock on the Nasdaq Stock Market will be suspended at the opening of business on Monday, August 27, 2007, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market. .  A copy of the press release is provided as Exhibit 99.1 to this Current Report.

Item 9.01.	Exhibits

(d)	Exhibits

99.1	Press Release of Catuity Inc. dated August 23, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CATUITY INC.
(Registrant)

By:	/s/ Debra Hoopes
Debra Hoopes
Senior Vice President and Chief Financial Officer

Date: August 23, 2007

EXHIBIT INDEX

99.1	Press Release of Catuity Inc. dated August 23, 2007